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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 25, 2003




                          ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)



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
          Commonwealth of Puerto Rico                      001-12647                         66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)                (I.R.S. Employer
                                                                                         Identification No.)
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             Professional Office Park
             1000 San Roberto Street
               San Juan, Puerto Rico                               00926
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     (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:             (787) 771-6800


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                                      -2-



ITEM 5.           OTHER EVENTS.

                  On March 27, 2003, Oriental Financial Group Inc. (the "Company") announced that its Board of Directors had approved, effective March 25, 2003, a new stock repurchase program pursuant to which the Company is authorized to purchase in the open market up to $9 million of its outstanding shares of common stock. The shares of common stock repurchased are to be held by the Company as treasury shares. A copy of the Company's press release, dated March 27, 2003, announcing the new stock repurchase program is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)      Exhibits


                       Exhibit No.       Description of Document
                       -----------       -----------------------

                           99            Press Release dated March 27, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ORIENTAL FINANCIAL GROUP INC.


Date: March 27, 2003              By:        /s/ Jose Enrique Fernandez
                                       ----------------------------------------
                                                 Jose Enrique Fernandez
                                           Chairman of the Board of Directors,
                                          President and Chief Executive Officer





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                                INDEX OF EXHIBITS


      Exhibit No.                        Description of Document
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           99                      Press Release dated March 27, 2003.